Manteio Managed Futures Strategy Fund

Class A Shares (CSAAX)

Class C Shares (CSACX)

Class I Shares (CSAIX)

Manteio Multialternative Strategy Fund

Class A Shares (CSQAX)

Class I Shares (CSQIX)

A series of Investment Managers Series Trust III (the “Trust”)

Supplement dated December 30, 2025, to the currently effective

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”)

Important Notice Regarding Changes to Fund Names

Based upon the recommendation of Manteio Scalable Technologies LLC (which uses the trade name Mast Investments), the investment advisor to the Manteio Managed Futures Strategy Fund and the Manteio Multialternative Strategy Fund (the “Funds”), the Board of Trustees of the Trust has approved the changes to the Funds’ names as noted in the table below, effective immediately. As a result, effective immediately, all references to the Funds’ names in the Prospectus, respective Summary Prospectus and SAI will be updated accordingly. There will be no change to the Funds’ principal investment strategies as a result of the name changes.

Current Fund Name	New Fund Name
Manteio Managed Futures Strategy Fund	Mast Managed Futures Strategy Fund
Manteio Multialternative Strategy Fund	Mast Multialternative Strategy Fund

Please file this Supplement with your records.